UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5637 La Ribera St.

Suite A

Livermore, CA 94550

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 455-9400

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $345.00	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2025, Advent Technologies Holdings, Inc. (the “Company”) entered into a settlement agreement and release (the “Settlement Agreement”) with F.E.R. fischer Edelstahlrohre GmbH (“Fischer” and, together with the Company, the “Parties”). The Settlement Agreement was executed to resolve a previously disclosed dispute that arose in connection with that certain share purchase agreement entered into by the Parties on or about June 25, 2021 (the “Purchase Agreement”), with Fischer alleging the Company failed to make payment of the consideration due under the Purchase Agreement in full as of the date of closing under the Purchase Agreement.

In February 2025, the Parties met to discuss the possibility of a settlement and the framework for such a settlement, and on July 1, 2025, the Parties finalized and executed the Settlement Agreement.

Pursuant to the terms of the Settlement Agreement, the Company has agreed to pay Fischer €5,366,625.55 with such payment to be made in installments beginning on September 1, 2025. The Company will be entitled to a reduced settlement amount totaling €4,366,625.55 if payment is made by no later than June 30, 2026. In exchange for such reduced settlement amount, both Parties agreed to a mutual release of claims against the other Party.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On July 1, 2025, the Company received a letter (the “Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it has regained compliance with periodic requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) by filing the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Settlement Agreement and Release dated as of July 1, 2025, by and between Advent Technologies Holdings, Inc. and F.E.R. fischer Edelstahlrohre GmbH.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2025

Advent Technologies Holdings, Inc.

By:	/s/ Gary Herman
Name:	Gary Herman
Title:	Chief Executive Officer

2